Exhibit 10.4
CHANGE ORDER
Third Berth SVT Loading Arm Spares

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00043 DATE OF CHANGE ORDER: April 9, 2021

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 3.4 (Spare Parts) and Section 6.1 of the Agreement (Change Orders Requested by Owner), and pursuant to Owner's request via Letter No. SPL4-BE-C20-058, dated 24 November 2020, the Parties agree this Change Order includes Contractor's costs to engineer and procure SVT loading arm spares and associated one (1) Contractor-supplied pressure transmitter for the Third Berth Project. This Change Order excludes any ancillary bulks required to install the spare loading arms.

2.The SVT redacted proposal with equipment list is provided in Exhibit C of this Change Order.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42)	$12,798,754
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,029,691,327
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,029,691,327

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40)	$(6,158,350)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$451,537,650
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$1,590,204
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,127,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,481,228,977
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,590,204
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,482,819,181

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B of this Change Order.
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
April 20, 2021	April 9, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth U/G Directional Drilling & Cathodic Protection Provisional Sum Closures

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00044 DATE OF CHANGE ORDER: April 9, 2021

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order removes the U/G Directional Drilling Provisional Sum and Cathodic Protection Provisional Sum from Contractor's Scope of Work as described in Sections 2.8 and 2.9 of Schedule EE-4 of Attachment EE of the Agreement (Provisional Sums to be Adjusted during Project Execution for Subproject 6(b)).

2.The original value of the U/G Directional Drilling Provisional Sum specified in Article 2.8 of Schedule EE-4 of Attachment EE of the Agreement was Three Hundred Thousand U.S. Dollars (U.S. $300,000). Actual costs for the U/G Directional Drilling Provisional Sum was Zero U.S. Dollars (U.S. $0.00). By way of this Change Order, the U/G Directional Drilling Provisional Sum and Contract Price will be decreased by Three Hundred Eighteen Thousand U.S. Dollars (U.S. $318,000), which reflects the closure of the U/G Directional Drilling Provisional Sum and credit for the six percent (6%) fee.

3.The original value of the Cathodic Protection Provisional Sum specified in Article 2.9 of Schedule EE-4 of Attachment EE of the Agreement was Fifty Thousand U.S. Dollars (U.S. $50,000). Actual costs for the Cathodic Protection Provisional Sum was Zero U.S. Dollars (U.S. $0.00). By way of this Change Order, the Cathodic Protection Provisional Sum and Contract Price will be decreased by Fifty-Three Thousand U.S. Dollars (U.S. $53,000), which reflects the closure of the Cathodic Protection Provisional Sum and credit for the six percent (6%) fee.

4.The Provisional Sum calculations for this Change Order are detailed in Exhibit A of this Change Order.

5.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42)	$12,798,754
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,029,691,327
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,029,691,327

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27, 30-31, 33, 36-37, 39-40, 43)	$(4,568,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,127,854
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be decreased by this Change Order	$(371,000)
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$452,756,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,482,819,181
15.	The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$(371,000)
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,482,448,181

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B of this Change Order.
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
April 21, 2021	April 9, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Winter Storm Impacts

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00045 DATE OF CHANGE ORDER: April 9, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes final and agreed-upon impacts to the Project caused by the February 2021 Winter Storm and Site shutdown.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42)	$12,798,754
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,029,691,327
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$1,095,477
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,030,786,804

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44)	$(4,939,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$452,756,854
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$452,756,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,482,448,181
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,095,477
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,483,543,658

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
April 21, 2021	April 9, 2021
Date of Signing	Date of Signing

CHANGE ORDER
NGPL Security Provisional Sum Interim Adjustment

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00046 DATE OF CHANGE ORDER: June 15, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order is an interim adjustment to the “NGPL Security Provisional Sum” Work as described in Section 2.4 of Schedule EE-2 of Attachment EE of the Agreement (Provisional Sums to be Adjusted during Project Execution for Subproject 6(a)). This interim adjustment includes actual costs through 5 April 2021 and forecast costs through 31 December 2021.

2.The original value of the NGPL Security Provisional Sum specified in Article 2.4 of Schedule EE-2 of Attachment EE of the Agreement was Two Hundred Thirty-Two Thousand, One Hundred Fifty-Eight U.S. Dollars (U.S. $232,158). The actual cost for the NGPL Security Provisional Sum through 5 April 2021 is One Hundred Eighty-Four Thousand, Two Hundred Fifty-Eight U.S. Dollars (U.S. $184,258). The forecast cost through 31 December 2021 is Sixty-Seven Thousand, Seven Hundred Fifty-Eight U.S. Dollars (U.S. $67,758). The interim adjustment in this Change Order (inclusive of fee) increases the NGPL Security Provisional Sum by Twenty-One Thousand, Forty-Nine U.S. Dollars (U.S. $21,049).

3. The Provisional Sum interim adjustment calculations for this Change Order are detailed in Exhibit A of this Change Order. The invoice reconciliation for costs to-date is detailed in Exhibit C of this Change Order. The timeline of events table is provided in Exhibit D of this Change Order.

4. Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45)	$13,894,231
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,030,786,804
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$21,049
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,030,807,853

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44)	$(4,939,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$452,756,854
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$452,756,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,483,543,658
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$21,049
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,483,564,707

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B of this Change Order.
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Project Manager
Title	Title
June 17, 2021	June 15, 2021
Date of Signing	Date of Signing

CHANGE ORDER
80 Acres Bridge

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00047 DATE OF CHANGE ORDER: June 15, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to install a permanent beam bridge approximately 35-feet span and 60-feet width at the existing north bridge location between 80 Acres and Lighthouse Road. This Change Order includes demolition and removal of the existing north and south bridges currently in place.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3. Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-46)	$13,915,280
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,030,807,853
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$1,033,706
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,031,841,559

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44)	$(4,939,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$452,756,854
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$452,756,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,483,564,707
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,033,706
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,484,598,413

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Project Manager
Title	Title
June 17, 2021	June 15, 2021
Date of Signing	Date of Signing

CHANGE ORDER
AGRU Additions for Lean Solvent Overpressure

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00048 DATE OF CHANGE ORDER: June 15, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s procurement and construction costs to enhance the overpressure protection of the AGRU Lean Solvent System. Contractor’s engineering and procurement professional services are included in this Change Order free-of-charge.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3. Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-47)	$14,948,986
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,031,841,559
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$600,743
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,032,442,302

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44)	$(4,939,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$452,756,854
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$452,756,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,484,598,413
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$600,743
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,485,199,156

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Project Manager
Title	Title
June 17, 2021	June 15, 2021
Date of Signing	Date of Signing